UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          October 30, 2025

CORECARD CORPORATION

(Exact name of Registrant as specified in its charter)

Georgia	1-9330	58-1964787
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

One Meca Way, Norcross, Georgia	30093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 381-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFP 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CCRD	New York Stock Exchange

Introductory Note

As previously disclosed, on July 30, 2025, CoreCard Corporation, a Georgia corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Euronet Worldwide, Inc., a Delaware corporation (“Euronet”), and Genesis Merger Sub Inc., a Georgia corporation and wholly owned subsidiary of Euronet (“Merger Sub”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions therein and in accordance with the Georgia Business Corporation Code, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger and continuing as a wholly owned subsidiary of Euronet.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 30, 2025, the Merger was completed and the Company became a wholly owned subsidiary of Euronet.

At the effective time of the Merger (the “Effective Time”), each issued and outstanding share of Company common stock, par value $0.01 per share (collectively, the “Company Common Stock”) (other than such shares owned by the Company, Euronet or Merger Sub or owned by any wholly owned subsidiary of Euronet (other than Merger Sub) or of the Company was automatically converted into the right to receive (i) 0.3142 shares (the “Exchange Ratio”) of Euronet’s common stock, par value $0.02 per share (the “Euronet Common Stock”) and (ii) any cash payable in lieu of fractional shares, without interest and subject to any applicable withholding taxes (collectively, the “Per Share Merger Consideration”).

In addition, pursuant to the Merger Agreement, at the Effective Time:

●
each outstanding and unvested Company restricted stock unit (“RSU”) award became vested and was automatically converted into the right to receive the Per Share Merger Consideration in respect of each share of Company Common Stock subject to such Company RSU; and

●
each Company stock option that was outstanding and unexercised immediately prior to the Effective Time became fully vested and exercisable, and was automatically terminated, and was converted into the right to receive an amount in cash in respect of each share subject thereto equal to the excess of (x) the product of the Exchange Ratio multiplied by the volume weighted average price per share of Euronet Common Stock the NASDAQ Global Select Market (“Nasdaq”) for the fifteen consecutive trading days ending on, and including, the second full trading day prior to the Effective Time over (y) the per share exercise price.

The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Merger Agreement, which was filed by the Company with the Securities and Exchange Commission (“SEC”) on July 30, 2025 as Exhibit 2.1 to the Company’s Current Report on Form 8-K, and is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On October 30, 2025, the Company notified the New York Stock Exchange (“NYSE”) that the Merger had been consummated and requested that the NYSE suspend trading of Company Common Stock on the NYSE after the closing of trading on October 30, 2025. The Company also requested that the NYSE file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of all shares of Company Common Stock from the NYSE, as well as the deregistration of the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (“Exchange Act”). As a result, the Company Common Stock will no longer be listed on the NYSE.

In addition, the Company intends to file with the SEC a certification on Form 15, requesting the termination of registration of the Company Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Company Common Stock.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 2.01, Item 3.01, Item 5.01, Item 5.02 and Item 5.03 is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of Company Common Stock immediately prior to the Effective Time ceased to have any rights as a shareholder of the Company other than the right to receive the Per Share Merger Consideration pursuant to the Merger Agreement.

Item 5.01. Changes in Control of Registrant.

The information set forth in the Introductory Note and in Items 2.01, 3.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Euronet.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Pursuant to the Merger Agreement, at the Effective Time, the members of the Board of Directors of the Company immediately prior to the Effective Time ceased to be directors of the Company, and Rick Weller and Adam Godderz were appointed as directors of the Company. At the Effective Time, the officers of the Company immediately prior to the Effective Time ceased to be officers of the Company, and Rick Weller became the President of the Company and Adam Godderz became the Secretary of the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the amended and restated articles of incorporation of the Company and the amended and restated bylaws of the Company were amended and restated in their entirety. Copies of the Company's amended and restated articles of incorporation and amended and restated bylaws are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, each of which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

2.1
Agreement and Plan of Merger by and among Euronet Worldwide, Inc., Genesis Merger Inc., and CoreCard Corporation dated July 30, 2025 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K, as filed with the Securities and Exchange Commission on July 30, 2025).

3.1	CoreCard Corporation Amended and Restated Articles of Incorporation

3.2	CoreCard Corporation Amended and Restated Bylaws

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2025		CORECARD CORPORATION (Registrant)

/s/ Matthew A. White
	By: Title:	Matthew A. White Chief Financial Officer

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